UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 31, 2017

CONSTELLATION BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

207 High Point Drive, Building 100, Victor, NY 14564
(Address of principal executive offices)              (Zip Code)

Registrant’s telephone number, including area code   (585) 678-7100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01	Other Events.

Unless the context otherwise requires, the term “Company” refers to Constellation Brands, Inc. and its subsidiaries. On April 27, 2017, the Company filed its Annual Report on Form 10-K for the fiscal year ended February 28, 2017 (“Fiscal 2017 Form 10-K”), with the Securities and Exchange Commission. In addition, on June 29, 2017, the Company filed its Quarterly Report on Form 10-Q for the quarterly period ended May 31, 2017 (“First Quarter Fiscal 2018 Form 10-Q”). Subsequent to May 31, 2017, certain subsidiaries of the Company which were previously included as Subsidiary Guarantors (as defined below) became Subsidiary Nonguarantors (as defined below) under the Company’s existing indentures.

The information included in this Current Report on Form 8-K does not in any way restate or revise the financial position, results of operations or cash flows in any previously reported Consolidated Balance Sheet, Consolidated Statement of Comprehensive Income or Consolidated Statement of Cash Flows of the Company. As noted below, the information included herein reflects changes only to the disclosures related to the condensed consolidating financial information set forth in Note 19 to the consolidated financial statements in the Company’s Fiscal 2017 Form 10-K and Note 12 to the consolidated financial statements in the Company’s First Quarter Fiscal 2018 Form 10-Q.

Consistent with Rule 3-10(f) of Regulation S-X, Note 19 to the Company’s audited consolidated financial statements for the fiscal year ended February 28, 2017 (included as part of Exhibit 99.1 hereto) provides the condensed consolidating balance sheets as of February 28, 2017, and February 29, 2016, the condensed consolidating statements of comprehensive income for the years ended February 28, 2017, February 29, 2016, and February 28, 2015, and the condensed consolidating statements of cash flows for the years ended February 28, 2017, February 29, 2016, and February 28, 2015, for the parent company, the combined subsidiaries which guarantee the Company’s senior notes (“Subsidiary Guarantors”), the combined subsidiaries of the Company which are not Subsidiary Guarantors (primarily foreign subsidiaries) (“Subsidiary Nonguarantors”) and the Company as if the new Subsidiary Nonguarantors had been in place as of and for all periods presented. In addition, Note 12 to the Company’s unaudited consolidated financial statements for the quarterly period ended May 31, 2017 (included as Exhibit 99.2 hereto) provides the condensed consolidating balance sheets as of May 31, 2017, and February 28, 2017, the condensed consolidating statements of comprehensive income for the three months ended May 31, 2017, and May 31, 2016, and the condensed consolidating statements of cash flows for the three months ended May 31, 2017, and May 31, 2016, for the parent company, the Subsidiary Guarantors, the Subsidiary Nonguarantors and the Company as if the new Subsidiary Nonguarantors had been in place as of and for all periods presented.

This Form 8-K is being filed in order to incorporate the information herein by reference into the Company’s registration statements.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description
23.1	Consent of KPMG LLP.
99.1
Audited consolidated financial statements of the Company for the fiscal year ended February 28, 2017, conformed to reflect the Company’s condensed consolidating financial information as if the new Subsidiary Nonguarantors had been in place as of and for all periods presented.

99.2
Note 12 of the unaudited consolidated financial statements of the Company for the quarterly period ended May 31, 2017, conformed to reflect the Company’s condensed consolidating financial information as if the new Subsidiary Nonguarantors had been in place as of and for all periods presented.

INDEX TO EXHIBITS

Exhibit No.	Description

(23)	CONSENTS OF EXPERTS AND COUNSEL

23.1	Consent of KPMG LLP.

(99)	ADDITIONAL EXHIBITS

99.1
Audited consolidated financial statements of the Company for the fiscal year ended February 28, 2017, conformed to reflect the Company’s condensed consolidating financial information as if the new Subsidiary Nonguarantors had been in place as of and for all periods presented.

99.2
Note 12 of the unaudited consolidated financial statements of the Company for the quarterly period ended May 31, 2017, conformed to reflect the Company’s condensed consolidating financial information as if the new Subsidiary Nonguarantors had been in place as of and for all periods presented.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2017	CONSTELLATION BRANDS, INC.

	By:	/s/ David Klein
David Klein
Executive Vice President and Chief Financial Officer